Exhibit 3.g

                                        3881
                                        -----------

                                        Company No.

                            THE COMPANIES ACT, 1991,

                                 (Section 338)

                            ARTICLES OF CONTINUANCE

                     North American Resources Incorporated

      I HEREBY CERTIFY that the abovementioned Company was continued as set out in the attached Articles of Continuance under section 338 of the Companies Act, 1991.


                                /s/
                                ------------------

                                REGISTRAR OF COMPANIES

27th June 1997
--------------------

Date of Continuance.

                                        Certified a True Copy
                                        Assistant Sworn Clerk

                                           /s/
                                              04/02/13

[SEAL]

[SEAL]


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

GUYANA

      COUNTY OF DEMERARA

                                   ----------

                            THE COMPANIES ACT, 1991

                                 (Section 338)

                            ARTICLES OF CONTINUANCE

                                   ----------

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1. Name of Company:                                          2. Company No. 3881

NORTH AMERICAN RESOURCES

INCORPORATED LIMITED

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3. The Classes and Maximum Number of Shares That The Company Is Permitted To
Issue: 500,000 (Five Hundred Thousand) Ordinary Shares.

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4. Restrictions On Any Share Transfers: The Annexed Provisions of Schedule "A"
Hereto Are Incorporated In This Form.

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5. Minimum Or Maximum Number Of Directors: Not Less Than One And No More Than
Ten.

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6. Restrictions (If Any) On Business The Company may Carry On: None.

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7. If Change Of Name Effected, Previous Name: N/A

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8. Details Of Incorporation: Company was Incorporated Under The (former)
Companies Act, Chapter 89:Ol of The Laws of Guyana on the 15th day of March,
1995.

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9. Other Provisions (If Any): The Annexed Schedule "A" And The Provisions
Thereof Are Hereby Incorporated In This Form.

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10. Date:               Signature:              Title:

    24/6/97             /s/                     Company Secretary.

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purchase money in trust for the proposing transferor.

(f) The instrument of transfer of any share shall be signed by the transferor and the transferee, and the transferor shall be deemed to be the holder of such shares until the name of the transferee is entered in the register in respect thereof.

(g) The By-Laws of the company shall be deemed a part of this Schedule.

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

GUYANA

      COUNTY OF DEMERARA

                                   ----------

                             THE COMPANIES ACT, 1991

                               (Sections 67 & 75 )

                               NOTICE OF DIRECTORS

                                   ----------

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1. Name of Company:                                           2. Company No.3881

NORTH AMERICAN RESOURCES

INCORPORATED LIMITED

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3. Notice Is Hereby Given That On The 18th Day Of May, 1995, The Following
Persons Were Appointed Directors Of The Company:

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Name:                            Mailing Address:               Occupation:

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1. SHEIKH SHAHABUDEEN
   HASSAN                        17 Courida Park (East)         Entrepreneur
                                 EAST COAST
                                 DEMERARA.

2. JACK PAULSEN                  17 Courida Park (East)         Entrepreneur
                                 EAST COAST
                                 DEMERARA.

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5. SHEIKH SHAHABUDEEN
   HASSAN                        17 Courida Park (East)         Entrepreneur
                                 EAST COAST
                                 DEMERARA.

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5. N/A

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6. The Directors Of The Company As Of This Date Are:

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1. SHEIKH SHAHABUDEEN
   HASSAN                        17 Courida Park (East)         Entrepreneur
                                 EAST COAST
                                 DEMERARA.

2. JACK PAULSEN                  17 Courida Park (East)         Entrepreneur
                                 EAST COAST
                                 DEMERARA.

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7. Date:               Signature:              Title:

   24/6/97             /s/                     Company Secretary.

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                                        Certified a True Copy
                                        Assistant Sworn Clerk

                                           /s/
                                              04/02/13

[SEAL]


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

GUYANA

      COUNTY OF DEMERARA

                                   ----------

                             THE COMPANIES ACT, 1991

                             (Sections 188[1] & [2])

                     NOTICE OF ADDRESS OF REGISTERED OFFICE

                                   ----------

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1. Name of Company:                                           2. Company No.3881

NORTH AMERICAN RESOURCES

INCORPORATED LIMITED

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3. Address Of Registered Office Of The Company: Lots 88 "C" and "D" Barrack
Street, Kingston, Georgetown, Demerara, Republic of Guyana.

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4. Mailing Address: Same As Above.

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5. N/A

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   Date:               Signature:              Title:

   24/6/97             /s/                     Company Secretary.

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                                        Certified a True Copy
                                        Assistant Sworn Clerk

                                           /s/
                                              04/02/13

[SEAL]


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